CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.

                                  Exhibit 10.41


                         CONTRACT TERMINATION AGREEMENT
                                     BETWEEN
                           DELANO ENERGY COMPANY INC.
                                       AND
                       SOUTHERN CALIFORNIA EDISON COMPANY

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


                                TABLE OF CONTENTS

SECTION                       TITLE                                   PAGE

RECITALS                                                              1
AGREEMENT
                                                                      4
 1    TERMINATION OF CONTRACT OBLIGATIONS                             4
 2    TERMINATION PAYMENTS                                            8
 3    RELEASES                                                        12
 4    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE
      AGREEMENT                                                       15

 5    CPUC APPROVAL CONDITION PRECEDENT                               17
 6    ITCC REFUND                                                     20

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

SECTION                       TITLE                                   PAGE


 7    REPRESENTATIONS AND WARRANTIES                                  21
 8    EDISON'S OFFSET RIGHTS                                          22
 9    NO PREVIOUS ASSIGNMENT                                          22
 10   INDEMNITY                                                       23
 11   PREVIOUS COMMUNICATIONS                                         25
 12   COSTS AND FEES                                                  25
 13   NONWAIVER                                                       26
 14   WAIVER OF PURPA RIGHTS                                          26
 15   SUBJECT HEADINGS                                                27
 16   GOVERNING LAW                                                   27

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

                Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

SECTION                       TITLE                                   PAGE

  17  JUDGE TRIAL; JURISDICTION AND VENUE                             27
  18  AMENDMENT                                                       28
  19  FURTHER ASSURANCES                                              28
  20  REVIEW AND CONSTRUCTION OF AGREEMENT                            28
  21  CONFIDENTIALITY                                                 29
  22  NOTICES                                                         29
  23  MULTIPLE ORIGINALS                                              30
  24  ASSIGNMENT                                                      30
  25  SUCCESSORS AND ASSIGNS                                          31
  26  THIRD PARTY BENEFICIARIES                                       31
  27  DAMAGES LIMITATIONS                                             31
  28  SIGNATURE CLAUSE                                                33

EXHIBITS:

  A. TERMINATION  PAYMENT SCHEDULE
  ***
  C. LIST OF FINANCING PARTIES REQUIRING CONSENTS
  ***

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

                         CONTRACT TERMINATION AGREEMENT
                                     BETWEEN
                           DELANO ENERGY COMPANY INC.
                                       AND
                       SOUTHERN CALIFORNIA EDISON COMPANY

      This Contract Termination Agreement ("Agreement") is entered into by and between Southern California Edison Company, a California corporation ("Edison"), and Delano Energy Company Inc., a Delaware corporation ("Delano"). Edison and Delano shall be individually referred to herein as "Party" and jointly as "Parties".
                                    RECITALS
      WHEREAS, this Agreement is made with reference to the following facts, among others:

A. Delano and Edison are parties to a certain negotiated Amended and Restated Power Purchase Contract (the "PPC") dated July 31, 1987, including its associated Interconnection Facilities Agreement (the "IFA") dated September 12, 1988. The Delano project is identified by Edison as QFID No. 1023. The PPC and IFA are hereafter jointly referred to as the "Contract".

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

B. The PPC provides for Delano to sell energy and capacity to Edison at specified fixed prices that are higher than Edison's expected future costs for energy and capacity.
C. Edison believes that compensating Delano to terminate the Contract is in the best interests of Edison's ratepayers.
D.    ***
E. To accomplish the early termination of the Contract, the Parties have entered into this Agreement, which, among other things, is subject to the final approval of the California Public Utilities Commission ("CPUC").
F.    ***

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

                                    AGREEMENT
      THEREFORE, in consideration of the mutual promises and obligations stated herein, the Parties agree as follows:

1. TERMINATION OF CONTRACT OBLIGATIONS

     1.1 Subject to the satisfaction of the conditions precedent set forth in Articles 4 and 5, effective as of 11:59 p.m. on December 31, 1999 the following shall occur: (i) the Contract shall terminate ("Contract Termination") and the obligation of Delano to sell, and the obligation of Edison to purchase, energy and capacity, as well as all other rights and obligations of Delano and Edison under the Contract, shall prospectively be of no further force or effect; (ii) the payment obligations set forth in Article 2 shall become effective; (iii) the mutual releases in Article 3 shall become effective; and (v) Delano's waiver of PURPA rights under Article 14 shall become effective. Prior to the Contract Termination, this Agreement shall have no effect whatsoever on the Contract or the Parties' rights and obligations thereunder.

     1.2  ***

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

     1.3 The Parties understand and acknowledge that this Agreement does not relieve Delano of its obligation to comply with all laws, statutes and regulations ***

     1.4 ***

     1.5 This Agreement shall terminate and be of no further force or effect, and neither Party shall have any liability to the other hereunder by reason of such termination, under the following circumstances and on the following dates:

          A. On the date that a CPUC decision or resolution in response to the Application which does not grant CPUC Approval becomes a Final Decision (as such capitalized terms are defined in Article 5), and/or

          B. As of December 31, 1999, if the CPUC has not as of that date issued a Final Decision granting CPUC Approval and Edison has not given Notice in accordance with Article 22, below, of its election to waive the condition of CPUC Approval under Section 5.3, and/or

          C. If the condition precedent of *** (as defined in Section 4.1(a)) has not been satisfied, then on the date such condition fails; and/or

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

          D. If the condition precedent of *** (as defined in Section 4.1(b)) has not been satisfied, then on the date such condition fails; and/or

          E. On the date that Delano provides Notice to Edison in accordance with Article 22, below, of the failure of the condition precedent set forth in Section 4.1 ***, which Notice may not be given later than 50 days after the Execution Date (as defined in Article 28).

     1.6 Upon the termination of this Agreement pursuant to Section 1.5, the Contract shall continue in full force and effect, including all obligations and liabilities thereunder.

2. TERMINATION PAYMENTS

     2.1 Upon Contract Termination, Edison shall become obligated to pay Delano a total nominal sum of *** ("Termination Payments") in accordance with the payment schedule attached hereto as Exhibit A ("Termination Payment Schedule"), and in accordance with the procedures set forth in this Article 2. During the period prior to Contract Termination, the Parties' respective payment obligations will be in accordance with the Contract.

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

          2.1.1Termination  Payments  shall be due and  payable on the dates set forth in the Termination Payment Schedule unless the payment due date falls on a weekend or Edison company holiday, in which case such payment will be due and payable on the first Edison business day following the payment due date. In addition, if the first Termination Payment following Contract Termination would otherwise be due less than 10 business days after Contract Termination, such payment will be due and payable on the tenth business day following Contract Termination.

          2.1.2Edison shall pay each monthly Termination Payment on or before the payment due date set forth in the Termination Payment Schedule ***

          2.1.3 ***

          2.2   ***

3. RELEASES

          3.1  ***

          3.2  ***

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

          3.3 The Parties, and each of them, acknowledge that they are fully familiar with the facts and assumptions giving rise to this Agreement, but agree that the releases in this Article 3 shall remain fully effective and binding as to each of them even if the facts or assumptions turn out to be different from what they now believe them to be. In addition, as to the matters being released in this Article 3, the Parties, and each of them, expressly waive the application of California Civil Code Section 1542, which reads as follows:

                    "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          3.4  ***

4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE AGREEMENT

     4.1 The effectiveness of Sections 1.1 through 1.4, and Articles 2, 3 and 14 of this Agreement are subject to the following conditions precedent (the failure of which shall also result in the termination of this Agreement pursuant to Section 1.5):

          (a)  Within 30 days after the  Execution  Date (as  defined in Article
               28), Delano's receipt of an ***. This condition precedent shall fail unless Delano, no later than 35 days after the Execution Date, ***.

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

          (b)  Within 45 days after the  Execution  Date (as  defined in Article
               28), Delano's receipt of ***. This condition precedent shall fail unless Delano, no later than 50 days after the Execution Date, provides to Edison each of the *** required under this Section 4.1(b).

          (c)  ***

          (d) By the Approval Deadline (as defined in Article 5), the receipt of CPUC approval of this Agreement as specified in Article 5, below.

     4.2 Neither Party shall have any liability to the other Party under this Agreement if the conditions precedent stated in Section 4.1 are not satisfied to the Parties' satisfaction. Further, any of the deadlines specified in Section 4.1, above, may be extended by the mutual, written consent of the Parties.

                          CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


5. CPUC APPROVAL CONDITION PRECEDENT

          The Contract  Termination and related provisions set forth in Sections
          1.1 through 1.4, the Termination Payment provisions of Article 2, the mutual releases pursuant to Article 3 and the waiver by Delano of its PURPA rights pursuant to Article 14 are all subject to the condition precedent that this Agreement has received CPUC Approval (as defined in Section 5.2), by a decision or resolution that becomes final and non-appealable ("Final Decision") before December 31, 1999 (the
          "Approval Deadline"). The date that the Agreement receives CPUC Approval by a Final Decision shall be referred to as the "Approval Date." If the Agreement terminates pursuant to Section 1.5, then there shall be no Approval Date and no Contract Termination. The procedure by which CPUC Approval shall be obtained, and the nature of that approval, are as follows:

     5.1. Edison shall seek CPUC Approval by submitting either (i) a formal application for a CPUC decision approving the Agreement, or (ii) a restructuring advice letter filing to the CPUC's Energy Division for a resolution by the CPUC approving the Agreement (either, the "Application"). Edison shall determine in its sole discretion the type of Application to submit. If deemed appropriate by Edison or required by the CPUC, including its Energy Division, Edison may convert a restructuring advice letter filing into a formal application without Delano's concurrence. Subject to Article 4, Edison shall file the Application with the CPUC or the Energy Division, as applicable, as promptly as practicable following execution of this Agreement by the Parties, except that Edison shall not be obligated to submit any advice letter filing to the Energy Division until all of the

                            CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                     Agreement and shall not be disclosed.


          conditions precedent set forth in Sections 4.1(a), (b) and (c) have been satisfied (i.e., it is established that none of the conditions precedent will fail). If requested by Edison in its sole judgment, Delano shall reasonably support the Application and preparation thereof by promptly providing data and/or preparing written testimony and providing witnesses to support such testimony. Delano shall provide such data and testimony in sufficient detail, as requested by Edison in its reasonable judgment, in order to facilitate preparation of the Application and CPUC Approval. If such data or testimony contains Confidential Information as defined in the Confidentiality Agreement between Edison and Delano referred to in Article 11, it shall be submitted to the CPUC pursuant to California Public Utilities Code Section 583 or General Order 66-C. Edison shall have the right to review and approve the testimony sponsored by Delano, if any, prior to its being filed with the CPUC. If Delano wishes to file testimony or data of which Edison does not approve, such testimony or data shall be filed solely on Delano's behalf and not as part of the Application. The Parties shall support the Application before the CPUC and each use good faith efforts to obtain CPUC Approval as promptly as practicable.


     5.2 "CPUC Approval" shall mean either issuance of a formal decision or a resolution of the CPUC, either of which is final and no longer subject to appeal, and which approves this Agreement in full and in the form presented and which expressly finds this Agreement to be reasonable and prudent, and without conditions or changes to the

                            CONFIDENTIAL INFORMATION
                 The existence of and contents of this document
                        are subject to a Confidentiality
                     Agreement and shall not be disclosed.


          Agreement, and expressly finds that all payments to be made by Edison under this Agreement will be deemed reasonable and recoverable in full by Edison through its Annual Transition Cost Proceeding or any other mechanism authorized by the CPUC, subject only to Edison's reasonable administration of this Agreement.

     5.3 Edison may, in its sole discretion, waive the condition precedent of CPUC Approval under this Agreement by giving Delano Notice thereof, in accordance with Article 22, below, in which case the Approval Date shall be deemed to have occurred on the effective date of Edison's Notice. If Edison waives the CPUC Approval condition precedent but the Application is not withdrawn and the CPUC either issues a decision or makes a resolution that does not contain CPUC Approval, then such decision or resolution shall not be grounds to avoid or terminate Edison's obligation to make Termination Payments.

6. ITCC REFUND

     Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge that the following

                            CONFIDENTIAL INFORMATION
                 The existence of and contents of this document
                        are subject to a Confidentiality
                     Agreement and shall not be disclosed.

     documents are in full force and effect and will remain in full force and effect if the Contract terminates pursuant to this Agreement: (i) ITCC Refund and Release Agreement executed by Delano on August 5, 1996; (ii) ITCC Refund and Consent Agreement executed by Thermo Electron Corporation on August 5, 1996; and (iii) Indemnity Agreement dated August 7, 1996 between Delano and Edison (all, the "ITCC Agreements"). The Parties also acknowledge that, pursuant to the ITCC Agreements, regardless of whether the Contract terminates pursuant to this Agreement, Delano is still subject to its duties and obligations under the ITCC Agreements, including, but not limited to, the obligation to pay Edison the amount of, or make Edison whole for, any taxes and interest Edison may incur in the future that is attributable to a taxable event as defined in the Indemnity Agreement.

7.  REPRESENTATIONS  AND WARRANTIES

     Each Party represents and warrants to the other Party that, (i) except for CPUC Approval and the consents and approvals to be obtained pursuant to
     Article 4, above, no consents, approvals, authorization or order of any party which has not already been obtained or will be obtained pursuant to
     Article 4, above, are required to

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

     be obtained for the valid execution, delivery and performance by such Party of this Agreement and the transactions contemplated hereby, and (ii)
     subject to the conditions precedent set forth in this Agreement, this Agreement constitutes a binding obligation of such Party, enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity (regardless of whether enforcement thereof is sought in a proceeding at law or in equity).

8.  EDISON'S  OFFSET RIGHTS

     Edison may recover by offset, setoff or recoupment ***, any sums due it from Delano under the Agreement or the Contract, including but not limited to, amounts owed to Edison by reason of any breach by Delano or overpayments under this Agreement or the Contract.

9.  NO  PREVIOUS ASSIGNMENT

     Except for the collateral assignments Delano has given to its financing parties, which have been consented to in writing by Edison, each Party represents and warrants that it has not assigned or otherwise transferred, or purported to assign or otherwise

                            CONFIDENTIAL INFORMATION
                 The existence of and contents of this document
                        are subject to a Confidentiality
                     Agreement and shall not be disclosed.

                 Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

     transfer to any party which is not a party to this Agreement, directly or indirectly, voluntarily, involuntarily, or by operation of law, the Contract or any rights, liabilities, or claims arising thereunder or related thereto, or any rights, claims, or causes of action, which it may have against the other Party, or any obligation being released by this Agreement.

10. INDEMNITY

     10.1 Delano shall indemnify and hold Edison harmless from and against any and all claims, demands, damages, losses, expenses, debts, accounts, obligations, costs, expenses, liens, actions, or causes of action and other liabilities (including without limitation reasonable legal and accounting fees and costs) of any nature suffered or incurred by Edison which arise out of or relate to (i) any breach of Delano's representations and warranties in this Agreement; (ii) any breach or violation by Delano of any provision of this Agreement; or (iii) any claim asserted or action taken by any third party having privity of contract with Delano or any affiliate of Delano, which claim or action relates to this Agreement or the Contract. *** The Parties also agree that in no event shall

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

          Delano be required to indemnify Edison for any loss or liability under this Article caused by Edison's willful misconduct (but in no event shall Edison's entry into the Agreement be deemed "misconduct" for purposes of this Section 10.1).

     10.2 Edison shall indemnify and hold Delano harmless from and against any and all claims, demands, damages, losses, expenses, debts, accounts, obligations, costs, expenses, liens, actions, or causes of action and other liabilities (including without limitation reasonable legal and accounting fees and costs) of any nature suffered or incurred by Delano which arise out of or relate to (i) any breach of Edison's representations and warranties in this Agreement; (ii) any breach or violation by Edison of any provision of this Agreement; or (iii) any claim asserted or action taken by any third party having privity of contract with Edison which claims or actions relate to this Agreement or the Contract. *** The Parties also agree that in no event shall Edison be required to indemnify Delano for any loss or liability under this Article caused by Delano's willful misconduct (but in no event shall Delano's entry into the Agreement be deemed "midconduct" for purposes of this Section 10.2)

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

11.  PREVIOUS COMMUNICATIONS

     Except for the confidentiality agreement between Delano and Edison dated January 18, 1999 ("Confidentiality Agreement") and the ITCC Agreements, this Agreement contains the entire agreement and understanding between the Parties as to the subject matter of this Agreement and supersedes all prior agreements, except the Confidentiality Agreement and the ITCC Agreements, and representations, and discussions between the Parties concerning the subject matter of this Agreement. Each Party further represents that, in entering into this Agreement, it has not relied on any promise, inducement, representation, warranty, agreement, or other statement not set forth in this Agreement.

12.  COSTS AND FEES

     Each Party shall pay its own costs and attorneys' fees in connection with the preparation and execution of this Agreement and any related documents, and any performance hereunder.***

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

13.  NONWAIVER

     None of the provisions of this Agreement shall be considered waived by a Party unless such waiver is given in writing. The failure of a Party to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights for the future, but the same shall continue and remain in full force and effect.

14.  WAIVER OF PURPA RIGHTS

     Upon Contract Termination, Delano shall forever relinquish and waive any rights it has under the Public Utility Regulatory Policies Act of 1978 (16 U.S.C. Section 824a-3 et seq.) or any federal or state regulation or order implementing PURPA in effect as of the date of this Agreement to require Edison to purchase power from the Delano project (the "Project"). ***

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


15.  SUBJECT HEADINGS

     Subject headings in this Agreement are inserted for convenience only, and shall not be construed as interpretations of text.

16.  GOVERNING LAW

     This Agreement shall be interpreted, governed, and construed under the laws of the State of California (without giving effect to its conflict of laws provision that could apply the law of another jurisdiction) as if executed in and to be performed wholly within the State of California.

 17. JUDGE TRIAL; JURISDICTION AND VENUE

     All disputes of any nature arising out of or relating to this Agreement, including without limitation, disputes sounding in contract, tort or based on statute or regulation, that the Parties are unable to settle between themselves shall be submitted to a trial by judge. The Parties hereby waive any right to a trial by jury. All proceedings shall be held in Los Angeles, California. Additionally, the Parties agree, notwithstanding any right that they may otherwise have under law to venue in other counties or locations, that the venue of any such dispute shall exclusively be Los Angeles County, California, and the Parties hereby consent to jurisdiction and venue in Los Angeles County for purposes of litigating any such dispute.

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.

18.  AMENDMENT

     This Agreement may not be altered or modified by any of the Parties except by an instrument in writing executed by both of them.

19.    FURTHER ASSURANCES

     The Parties agree to cooperate promptly and fully in providing and/or executing such additional documents and taking such other actions as may later be determined to be reasonably necessary to effectuate the provisions of this Agreement.

20. REVIEW AND  CONSTRUCTION  OF AGREEMENT

     The Parties  acknowledge  that they have read and understood this Agreement and further acknowledge that in entering into this Agreement, they have been advised by attorneys of their choice. Further, both Parties have participated in the drafting and preparation of this Agreement. Accordingly, neither Parties to this Agreement shall be deemed to be the drafter of any part of this Agreement, and any ambiguity in the provision of this Agreement shall not be construed against any Party for that reason.

21. CONFIDENTIALITY

     The terms of this Agreement are confidential within the meaning of the Confidentiality Agreement.

21.  NOTICES

     Any notices or communications given pursuant to this Agreement ("Notice") shall be in writing and (i) delivered personally (personally delivered Notice shall

                            CONFIDENTIAL INFORMATION
                 The existence of and contents of this document
                        are subject to a Confidentiality
                     Agreement and shall not be disclosed.

     be deemed given upon written acknowledgment of receipt after delivery to the address specified or upon refusal of receipt at the address specified);
     (ii) mailed by U.S. mail, postage prepaid (Notice by U.S. mail shall be deemed made on the fifth business day after deposit in U.S. mail); (iii) mailed by registered or certified mail, postage prepaid (Notices mailed by registered or certified mail shall be deemed made on the actual date of delivery, as set forth in the return receipt or upon refusal of receipt);
     (iv) or delivered by facsimile transmission (Notice by facsimile transmission shall be deemed made upon actual receipt of the entire document sent). In each of these cases, the Notice shall be delivered, mailed or sent as follows or to such other addresses or facsimile numbers as may hereafter be designated by either Party to the other in writing:

               If to Edison, as follows:

                        Director, QF Contracts
                        Southern California Edison
                        P. O. Box 800
                        2244 Walnut Grove Avenue
                        Rosemead, CA  91770
                        Facsimile:  626-302-1102

                          CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

                  If to Delano, as follows:

                        Business Manager
                        Delano Energy Company, Inc.
                        c/o Thermo Ecotek Corporation
                        735 Sunrise Avenue, Suite 160
                        Roseville, CA 95661
                        Facsimile:  916-773-1154

                  With a copy to:

                        President,
                        Power Resources Division
                            Thermo Ecotek Corporation
                        245 Winter Street
                        Waltham, MA 02451
                            Facsimilie: 781-370-1594

23.   MULTIPLE ORIGINALS

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single document.

 24.   ASSIGNMENT

     24.1 Except as provided in 24.2, neither Party shall voluntarily assign its rights nor delegate its duties under this Agreement, or any part of such rights and duties, without the written consent of the other Party, which consent shall not be unreasonably withheld. Any such assignment or delegation made without such written consent shall be null and void.

     24.2 ****

                        CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

25.  SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the respective heirs, administrators, representatives, executors, successors and assigns of the Parties hereto.

26.  THIRD PARTY BENEFICIARIES

     The Parties do not intend to create rights in, or grant remedies to, any third party as a beneficiary of this Agreement or of any duty, covenant, obligation or understanding established under this Agreement.

 27. DAMAGES LIMITATION

      ***

                         CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

28.    SIGNATURE CLAUSE

            IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives. Subject to the conditions precedent in this Agreement, it is effective as of the date it has been executed by both of the Parties ("Execution Date").

                         CONFIDENTIAL INFORMATION
                      The existence of and contents of this
                    document are subject to a Confidentiality
                      Agreement and shall not be disclosed.


               Confidential material omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

SOUTHERN CALIFORNIA EDISON              DELANO ENERGY COMPANY, INC.,
COMPANY, a California                   a Delaware corporation
corporation



By:/s/ Stephen E. Frank                 By:/s/ Parimal Patel

Name:  STEPHEN E. FRANK                 Name:  PARIMAL PATEL
Title: President and Chief              Title:  Vice President
       Operating Officer


                                        Date: May 21,1999
Date: May 21,1999


***